SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                   001-14217                88-0322261
           ------                   ---------                ----------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


600 Century Plaza Drive, Suite 140, Houston, Texas           77073-6033
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code 281-821-3200


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry Into a Material Definitive Agreement

On January 26, 2005, Coffeyville Resources Refining and Marketing, LLC ("CRRM") awarded the Registrant an engineering and procurement services agreement pursuant to which the Registrant will furnish services for CRRM's ultra low sulfur diesel fuel facilities at its Coffeyville, Kansas refinery. On January 31, 2005, the Registrant issued a joint press release with CRRM announcing the agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


Item 9.01.        Financial Statements and Exhibits.

     (c) Exhibits.

Number              Exhibit
------              -------
99.1                ENGlobal Corporation Press Release dated January 31, 2005




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENGlobal Corporation


Date: January 31, 2005                   /s/ Natalie S. Hairston
      ----------------                   -----------------------
                                         Natalie S. Hairston, Investor Relations
                                         Officer, Chief Governance Officer and
                                         Corporate Secretary